UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2019

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15202	22-1867895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.625% Subordinated Debentures due 2053	WRB B	New York Stock Exchange
5.9% Subordinated Debentures due 2056	WRB C	New York Stock Exchange
5.75% Subordinated Debentures due 2056	WRB D	New York Stock Exchange
5.70% Subordinated Debentures due 2058	WRB E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2019, W. R. Berkley Corporation (the “Company”) closed its public offering of $300 million aggregate principal amount of its 5.10% Subordinated Debentures due 2059 (the “Securities”). The terms of the Securities are set forth in the Subordinated Indenture, dated as of March 26, 2018 (the “Subordinated Indenture”), as supplemented and amended by the Second Supplemental Indenture, dated as of December 16, 2019 (together with the Subordinated Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon, as trustee (the “Trustee”).

The foregoing descriptions of the Indenture and the Securities are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

On December 16, 2019, Willkie Farr & Gallagher LLP, counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Securities.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this report are incorporated by reference into the Registration Statement (No. 333-221559) filed by the Company.

(d) Exhibits

4.1

Subordinated Indenture, dated as of March 26, 2018, between the Company and the Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 001-15202) filed with the Securities and Exchange Commission on March 26, 2018).

4.2	Second Supplemental Indenture, dated as of December 16, 2019, between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Securities.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit:

4.1

Subordinated Indenture, dated as of March 26, 2018, between the Company and the Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 001-15202) filed with the Securities and Exchange Commission on March 26, 2018).

4.2	Second Supplemental Indenture, dated as of December 16, 2019, between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Securities.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
Name:	Richard M. Baio
Title:	Executive Vice President – Chief Financial Officer and Treasurer

Date: December 16, 2019